EXHIBIT 32.1 CHIEF EXECUTIVE OFFICER CERTIFICATION UNDER 18 USC 1350


  CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
   AS ADOPTED PURSUANT TO SECTION 906 OF THE
    SARBANES-OXLEY ACT OF 2002


In connection with Heritage Financial Holding Corporation's ("Company")
Annual Report on Form 10-K for the year ended December 31, 2003 ("Report"), the undersigned certifies that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: March 29, 2004  By: /s/ Larry R. Mathews
      ---------------------------------------------
      Larry R. Mathews
      President and Chief Executive Officer


A signed original of this written statement required by Section 906 has been provided to Heritage Financial Holding Corporation and will be retained by Heritage Financial Holding Corporation and furnished to the Securities and Exchange Commission or its staff upon request.


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